Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2026 of Fold Holdings, Inc., a Delaware corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Wolfe Repass, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Fold Holdings, Inc.

Date: August 11, 2026	By:	/s/ Wolfe Repass
Wolfe Repass
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Fold Holdings, Inc. and will be retained by Fold Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.